Q3 Fiscal 2020 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could", "plans" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

TRANSCAT® Trust in every measure

Q3 2020 Execution

Consolidated Results

Record Q3 revenue of $43.2M, up $2.3M or 5.7%

Revenue and profit margins impacted by December 2019 holiday timing

Net income of $1.5M or $0.20 per diluted share

Generated $8.2 million in cash from year-to-date operations, up 13.6%

Service Segment

7.8% revenue growth – all organic

Continued market expansion within the highly regulated life sciences market

Increased lab capacity, ending the recent quarter with 37 more technicians (+12%)

Improved productivity metrics masked by slow December

Distribution Segment

3.5% revenue growth – all organic

Margins impacted by mix, including lower rental business growth compared with same period of the prior year

TRANSCAT Trust in every measure

Record Revenue

($ in millions)

Q3 Service Segment


$20.5
$22.1
Q3 FY 2019
Q3 FY 2020

Consolidated – Annual


10% CAGR[1]
$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$160.9
$84.0
$76.9
$171.8
$92.3
$79.5
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM
Service
Distribution

Q3 Distribution Segment


$20.4
$21.1
Q3 FY 2019
Q3 FY 2020

- Q3 Service up 7.8% in spite of December 2019 holiday softness; all organic
  - 13% CAGR[1]
  - ***43 consecutive quarters of YOY growth***
- Q3 Distribution up 3.5%; all organic
  - Order activity soft in December 2019
  - Rental revenue grew 3.4% to $1.2 million

[1] FY 2016 – Q3 FY20 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

Q3 Service Segment


$0.6
$0.5
2.8%
2.2%
Q3 FY 2019
Q3 FY 2020

Q3 Distribution Segment


$1.8
$1.6
8.9%
7.6%
Q3 FY 2019
Q3 FY 2020

Consolidated – Annual


15% CAGR[1]
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
$10.2
$5.2
$5.0
$10.7
$5.5
$5.2
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM
Service
Distribution

- Service margin reflects the impact of increased technician headcount
  - 37 added technicians year-over-year
  - Soft December muted improvements seen throughout the fiscal year
- Distribution margin impacted by lower rental business growth compared with the same period of the prior year

[1] FY 2016 – Q3 FY20 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)


20%
CAGR[1]
Annual
$4.1
$4.5
$5.9
$7.1
$8.2
$0.58
$0.64
$0.81
$0.95
$1.09
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20
TTM


Quarterly
Diluted EPS
$1.6
$1.5
$0.21
$0.20
Q3 FY 2019
Q3 FY 2020

- Q3 FY20 reflects lower income tax from increased discrete income tax benefits related to share-based awards and stock option activity
- Expected tax rate adjusted down to range between 17% and 18% for full fiscal year 2020[2]
  (includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)

[1] *Net income FY 2016 – Q3 FY20 TTM*

[2] *FY 2020 tax rate expectations provided as of February 4, 2020*

Adjusted EBITDA[1] and Margin

($ in millions)

Q3 Service Segment



$2.0
9.7%
$1.9
8.4%
Q3 FY 2019
Q3 FY 2020

Consolidated – Annual



16% CAGR²
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
$16.4
$10.2
$6.2
$17.8
$10.6
$7.2
$18.4
$10.9
$7.5
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM
Service
Distribution

Q3 Distribution Segment



$2.4
11.8%
$2.2
10.4%
Q2 FY 2019
Q2 FY 2020

- Total Q3 Adjusted EBITDA[1] down 7.1% to $4.1M; soft December impacted profitability, margin contracted 130 bps to 9.4%

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] FY 2016 – Q3 FY20 TTM
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$19.1
$27.3
$22.9
$21.0
$19.7
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY 2020

- $23.4 million available from credit facility as of December 28, 2019
- 1.07x leverage ratio at quarter-end
  (Total debt to TTM Adjusted EBITDA[1])
- YTD CapEx focused on technology infrastructure to drive operational excellence, fund organic growth opportunities and rental pool assets

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$5.0
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 YTD

Cash Flow from Operations


$11.0
$7.5
$9.9
$12.6
$13.6
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

FY2020 Outlook* – Building our Business for the Long Term

January and early February show bounce back from slow December 2019

On track to achieve record results in fiscal 2020

We believe added technical capacity supports growth strategies

Distribution segment focused on higher value, higher margin opportunities and supplying sales leads to Service

Acquisition pipeline is healthy and will remain a key element of strategic growth plan

Expect operational excellence initiatives to benefit gross and operating margins during this fiscal year and future years

Expected CapEx range for FY 2020 of $6.8 million - $7.1 million

Customer-driven capabilities/technology	~$3.5 to $4.0 million
Rental assets	~$2.0 to $2.5 million
Maintenance	~$0.7 to $1.1 million

** Outlook provided as of February 4, 2020*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13697525***
- Telephone replay available through **Wednesday, February 12, 2020**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q3 FY20 TTM
Net Income	$ 4,124	$ 4,522	$ 5,922	$ 7,145	$ 8,234
+ Interest Expense	247	719	1,018	903	953
+ Other Expense / (Income)	48	51	60	91	102
+ Tax Provision	1,883	2,642	2,026	2,090	1,453
Operating Income	$ 6,302	$ 7,934	$ 9,026	$ 10,229	$ 10,742
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,579
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	98
+ Noncash Stock Compensation	359	453	1,411	1,327	968
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,387**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q3 FY20 TTM
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 5,494
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,873
+Other (Expense) / Income	(64)	(55)	(61)	(69)	32
+Noncash Stock Compensation	171	217	706	702	519
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,918
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,248
+Depreciation & Amortization	730	1,524	1,594	1,607	1,706
+Other (Expense) / Income	16	4	1	(22)	66
+Noncash Stock Compensation	188	236	705	625	449
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,469
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,918
Distribution	3,081	4,929	6,168	7,237	$ 7,469
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,387**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.